GALAXY INTERNATIONAL INDEMNITY A.V.V.
                                PERFORMANCE BOND

FROM:     GALAXY INTERNATIONAL INDEMNITY A.V.V.
TO:       Name of Insured

GUARANTEE  NO:   FGB 97-0523-200                    CURRENCY: USS
EFFECTIVE DATE:  JULY 1, 1997                       AMOUNT: $5,000,000.00
EXPIRATION DATE: JULY 1, 1998                       ISSUED IN: Oranjested, Aruba

For value received, we the undersigned: GALAXY INTERNATIONAL INDEMNITY, A.V.V. hereby issue our irrevocable, unconditional and freely transferable guarantee of payment as set out herein:

KNOW ALL MEN BY THESE PRESENTS THAT "ENVIRONMENTAL REMEDIATION HODING CORP." (hereafter called "Principal"), as Principal, and Galaxy International Indemnity A.V.V. as Surety (Guarantor), are held firmly bound unto "GOVERNMENT OF THE PEOPLE DEMOCRATIC REPUBLIC OF SAO TOME & PRINCIPE" (hereafter called, Obligee-" Beneficiary") in the sum of US $5,000,000.00 (Five Million) for the payment of which sum will and truly be made, the Principal and Surety bind themselves jointly and severally.

WHEREAS, the Principal has entered into a written contract, dated the 1st day of July, 1997 with the Obligee which contract is attached hereto as Annexure "A".

AND WHEREAS, the condition of the contract is such, that if the Principal shall will and truly perform and carry out the covenants, terms and conditions of said contract, then this guarantee shall be null and void, otherwise it shall remain in full force and effect until expiration as shown below.

NOW, THEREFORE, We, Galaxy International Indemnity A.V.V. in consideration of
         1. Payment of the Premium as set out in Annexure "B".
         2. The proper assignment of collateral in favor of Galaxy International Indemnity A.V.V. as set out in Annexure "C".
         3. The General Indemnity Agreement completed by the Principals (Annexure "D" Copy of original, hereby irrevocable agree upon default by the Principal to pay immediately upon first demand by the Obligee the amount in default until all obligations under the terms of the contract as arranged between the Principal and the Obligee have expired in full. This Guarantee is effective from July 1, 1997 and will expire at the close of business in our office on July 1, 1998.

Claim settlements as per policy.

Such payments shall be made without set-off and free and clear of any deduction or changes, fees, or withholding of any nature now or hereafter imposed, levied, collected, withheld or assessed.

This Guarantee shall be governed by and shall be construed in accordance with the laws of Aruba.

This document is subject to the Uniform Customs and Practice for Documentary Credits. 1993 Revision, ICC publication No. 500. Notice of communication shall be in writing and addressed to Galaxy International Indemnity A.V.V., Sun Plaza, Suite 306, Lloyd G. Smith Boulevard 160, Oranjestad, Aruba.

This is an operative instrument and NO mail confirmation will follow:

Dated this 23rd day of May, 1997.

By:    /s/ Bruce Reed               President
       Galaxy International Indemnity A.V.V.

By:    /s/ Judy C. Blanchard        Secretary
       Galaxy International Indemnity A.V.V.

                                  ANNEXURE "A"



           THIS WOULD BE A COPY OF YOUR CONTRACT WITH THE GOVERNMENT.

                                  ANNEXURE "B"



                                PREMIUM SCHEDULE


PREMIUM DESPOSIT                                              $400,000.00

                                  ANNEXURE "C"

                               SECURITY AGREEMENT
                     FOR INDUCING SURETY TO ENTER INTO BONDS

This SECURITY AGREEMENT dated July 1, 1997 by and between Environmental Remediation Holding Corp. (herein called the "Debtor") and Galaxy International Indemnity A.V.V. (herein called the "Secured Party"); In consideration of the mutual covenants herein contained, and other good and valuable consideration, the parties hereto agree as follows:

                                   SECTION ONE

                              THE SECURITY INTEREST

The Debtor hereby grants to the Secured Party, as the Secured Party Hereunder, a security interest in the collateral described in EXHIBIT A attached hereto and made a part hereof (herein called the "Collateral") to secure the liabilities described in Exhibit B (herein called the "Liabilities"), plus all liabilities or obligations of the Debtors to the Secured Party, howsoever evidenced, of every kind and description, including those indirect, contingent, to become due, or hereafter arising.

                                   SECTION TWO

                          COVENANTS AND REPRESENTATIONS

The Debtor covenants and represents as follows:

         Section 2.1 Ownership. The Debtor is and shall continue to be the owner of the Collateral free of any lien or encumbrances (except of the Secured Party) and will defend same against all adverse claims and demands.

         Section 2.2 Possession. Unless the Secured Party demands possession or agrees otherwise, the Debtor shall have possession of the Collateral in trust for the Secured Party and shall not sell, lease, encumber or dispose of the Collateral, except for inventory sold or leased in the ordinary course of the Debtor's business.

         Section 2.3 Maintenance and Insurance. The Debtor will care for, protect, and maintain the Collateral; keep proper records thereof, permit the Secured Party to inspect the Collateral; and inform the Secured Party of the Collateral's location. The Debtor will keep the Collateral insured by such companies, in such amounts and against such risks as shall be acceptable to the Secured Party with loss payable clauses in favor of the Secured Party, and shall furnish evidence of such insurance satisfactory to the Secured Party. The Debtor assigns and directs any insurer to pay the Secured Party the proceeds of all such insurance and any premium refund, and authorize the Secured Party to endorse in the name of the Debtor any instrument for such proceeds and refunds and, at the option of the Secured Party, to apply such proceeds and refunds to any unpaid balance of the Liabilities, weather or not due, and/or to restoration f the Collateral, refunding any excess to the Debtor. The Secured Party is authorized in the name of the Secured Party or otherwise to purchase, adjust, settle claims under and/or cancel any insurance on the Collateral, and is hereby appointed the Debtor's attorney-in-fact to make adjustments of all insurance losses, to sign applications, receipts, releases, and other papers necessary for the purchase of insurance or the collection of any loss and any returned or unearned premium, to execute proofs of loss, to make settlements and to endorse and collect any check or other item payable to the Debtor issued in connection therewith. The power of attorney hereby created to a power coupled with an interest with full power of substitution. The Debtor will promptly pay all taxes, fees, liens, encumbrances, and cost pertaining to the Collateral.

         Section 2.4 Financial Statements. The Debtor agrees to deliver to the Secured Party, when requested, financial statements in form satisfactory to Secured Party. The Debtor also agree to permit any employee or representative of the Secured Party to examine all of the Debtor's books and records at any time during normal business hours. The Debtor represents and warrants to the Secured Party that all financial statements and credit applications furnished to the Secured Party do and will accurately reflect the financial conditions and operations of the Debtor at the times and for the periods stated therein.

         Section 2.5 Collection of Accounts Receivable. If Collateral includes accounts receivable, the Debtor agrees to collect all such accounts receivable as they become due.

                                  SECTION THREE

                         EVENTS AND DEFAULT AND REMEDIES

         Section 3.1 Events of Default. The occurrence of any of the following events with respect to the Debtor shall constitute a default hereunder, (I) Failure by Debtor to pay any of the Liabilities when due; (ii) failure by Debtor to observe or perform any provision of this agreement or of any instrument pertaining to the liabilities; (iii) The making or furnishing by Debtor to Secured Party of any representation, warranty, financial statement, or other information in connection with this Agreement which is materially false; (iv) The calling of a meeting of creditors; (v) An order for relief is entitled in any case commenced by or against Debtor under any Bankruptcy laws, as now or hereafter in effect; (vi) The filing or commencing of an action or preceding under any bankruptcy laws, insolvency, composition, reorganization, liquidation, dissolution or other similar law, or such a proceeding is commenced against
Debtor and either an order of insolvency, dissolution, liquidation or reorganization is entered against Debtor or the proceeding remains undismissed or unstayed for 60 days; (vii) The making of an assignment for the benefit of creditors or commencing any similar Debtor relief proceeding, whether judicial or non judicial, (viii) The making of any application for or the appointment of any receiver, trustee, or custodian of debtor or it property; (ix) The death of Debtor, (x) The insolvency, dissolution, failure or suspension of the usual business of Debtor; (xi) The Failure to pay, or admission in writing of inability to pay, debts general as they become due; (xii) An order of issuance of an injunction, attachment, garnishment, execution, tax levy, or other process or seizure against Debtor's property of the Collateral; (xiii) The award by any court of a final money judgment against Debtor or any injunctive or other equitable order suspending the usual business of Debtor; (xiv) Failure to pay, withhold, collect or remit any tax or tax deficiency, by any goverment, when assessed or due; (xv) Failure to pledge or hypothecate hereunder additional security when and as demanded by the Secured Party; (xvi) Secured Party shall deem itself insecure, in good faith believing that the prospect of payment of the Liabilities of performance of the agreement is impaired; (xviii) The failure by Debtor to pay any supplier of goods and services to Debtor used directly or indirectly by Debtor in the performance of any contract in which the Secured Party is a Surety.

         Section 3.2 Rights After Default. Upon occurrence of any event of default, all the liabilities, at the option of the Secured Party, and without any notice or demand, shall become due and payable immediately; and the Secured Party shall have all rights and remedies for default provided by law and in this or any other instrument of the Debtor to the Secured Party or to which the Debtor and the Secured Party are parties. The Secured Party may require the Debtor to assemble the Collateral and to make it available to the Secured Party at any convenient place designated by the Secured Party, which the Debtor hereby agrees to do. At any time or times after the Liabilities become due, the Secured Party is empowered to collect, sell, assign, transfer, set over and deliver the whole or any part of the Collateral, as may be appropriate, at public or private sale, either for cash or on credit or for future delivery, without assumption of credit risk, without demand, advertisement, or notice, which are hereby expressly waived, unless prohibited by law, and at any such sale the Secured Party may become the purchaser of the whole or any part of the collateral, discharged from any right redemption. Upon any such sale, after deducting all costs and expenses of every kind, the residue of proceeds thereof may be applied as the Secured Party may determine toward the payment of any or all of the labilities, whether due or not due, returing the surplus, if any, to the Debtor, and Debtor shall be and remain liable to the Secured Party for any any and every deficiency after application of such proceeds as aforesaid. The Secured Party is authorized to transfer into its own name or that of its nominee, at any time and from time to time, any or all of the collateral. The Secured Party shall not be bound to take any steps to preserve any rights in the collateral against prior parties which the Debtor hereby assumes to do and the Secured Party shall have exercised reasonable care in the custody and preservation of the Collateral if it take such action for the purpose as the Debtor may reasonable require, but no omission to comply with any such request shall be deemed a failure to exercise reasonable care.

                                  SECTION FOUR

                                  MISCELLANEOUS

         Section 4.1 Waiver. The Secured Party shall not be deemed to have waived any of its rights hereunder or in the collateral (or any part thereof) unless such wavier is in writing, and no delay or omission by the Secured Party in exercising any right shall operate as a waiver thereof or of any other rights. The Secured Party may permit the Debtor to remedy any default without waiving the defaults so remedied and the Secured Party may waive any default without waiving any other subsequent or prior default by the Debtor.

         Section 4.2 Parties Bound. Each person signing this Agreement, other than the Secured Party, is a Debtor, and the Liabilities of all the Debtors are joint and several. This Agreement benefits the Secured Party, its successors and assigns, and binds the Debtors and their respective heirs, personal representatives, successors and assigns.

         Section 4.3 Notices. Written notice, when required by law, sent to the address of the Debtor at least 10 calendar days (counting the day of sending) before the date of a proposed dispositions of the Collateral is reasonable notice.

         Section 4.4 Term. This Agreement and the security interest in the collateral created hereby shall terminate when the liabilities have been paid in full and all other agreements between the Debtor and the Secured Party relating to the Liabilities have terminated, and prior to such payment and termination, this shall be a continuing agreement.

         Section 4.5 Execution of Documents. The Debtor will execute all necessary documents to accomplish the purpose hereof, including financing statements required to perfect and continue the validity of the security interest of the Secured Party hereunder.

         Section 4.6 Governing law. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the laws of Aruba.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed on 1st day of July , 1997.

ENVIRONMENTAL REMEDIATION HOLDING CORP.
Name
/s/ Noreen G. Wilson

420 Jericho Turnpike
Address: New York, New York

By :   Noreen G. Wilson

Vice President
Title:

                                  ANNUXURE "D"

                           GENERAL INDEMNITY AGREEMENT

This Agreement of Indemnity, made and entered into this 1st day of July, 1997 is executed by the Undersigned for the purpose of Indemnifying Galaxy International Indemnity A.V.V. herein referred to as "Surety", in connection with any Bonds written on behalf of Environmental Rememdiation Holding Corp.

1.       DEFINITIONS - The following definitions apply in this Agreement:
         A. Bond - Any contractual obligation undertaken by Surety for Principal, before or after the date of this Agreement and any renewal or extension of said obligation.
         B. Contract - Any agreement of Principal, including that which is bonded by the Surety.
         C. Principal- The person(s) or entity(ies) set forth above or any any one of them or any combination thereof,or their successors in interest, whether alone or joint venture with others named herein or not.
         D. Obligee - The person(s) or entity(ies) who are protected against loss by a Bond issued by Surety.
         E. Surety- Galaxy International Indemnity, A.V.V. its reinsurers, and any other person(s) or entity(ies) which the Surety may procure to act as a Surety or as a Co-Surety on any Bond, or any other person or entity who executes a Bond at the request of Surety.
         F.       Undersigned - The same as "Principal"

2. PREMIUM - The Principal will pay, or cause to be paid, to the Surety, as and when each and every such bond or obligation is executed, the premium therefor in accordance with the rates of the Surety then in force, and annually thereafter (except when the initial premium is scheduled as a term premium) pay, to the Surety the annual premium therefor in accordance with such rates until the Principal shall serve upon the Surety competent, written, legal evidence satisfactory to the Surety of its final discharge from such suretyship and any and all renewals extensions thereof.

3. INDEMNITY - In consideration of the execution and delivery by the Surety of a Bond or any Bonds on behalf of the Principal, the Undersigned agree to indemnify and hold the Surety harmless from and against any and all demands, liabilities, losses, costs, damages, attorneys' fees and expenses of whatever kind or nature which arise by reason of, or in consequence of, the execution by the Surety of any Bond on behalf of the Principal and whether or not the Surety shall have paid any sums in partial or complete payment thereof, including but not limited to: sums paid including interest, or liabilities incurred in settlement of claim; expenses paid or incurred in or incurred in enforcing the terms of this Agreement; expenses paid or its Bond by Surety; expenses incurred in recovering or attempting to recover losses or expenses paid or incurred; attorneys fees and all legal expenses related to any items herein, including in-house attorney fees, costs and expenses; investigation, accounting or engineering services; adjustment of claims; premiums on Bonds issued by Surety on behalf of the Principal; monies advanced or loaned in accordance with Section 5 (D) of this Agreement. In furtherance of such indemnity:

         A. The liability of the undersigned shall extend to and include all amounts paid by the Surety in good faith under the Belief that 1) Principal was in default as hereinafter described in Section 4 of this Agreement; 2)Surety was or might be liable therefor; 3)such payments were necessary or advisable to protect any of the Surety's rights as to avoid or lessen Surety's liability or alleged liability.

         B. Surety shall have the right to incur such expenses in handling a claim as it shall deem necessary, including but not limited to the expense for investigative, accounting, engineering and legal services.

         C. Surety shall have the foregoing rights, irrespective of the fact that the Undersigned may have assumed, or offered to assume, the defense of the Surety upon such claim.

         D. In any claim or suit hereunder, an itemized statement of the aforesaid losses, and expenses, sworn to be an officer of Surety, or the vouchers or other evidence of disbursement by

              Surety, shall be prima facie evidence of the fact and extent of the liability hereunder of the Undersigned.

         E. Surety shall have the right to reimbursement of its expenses, premiums and attorneys' fees, including in-house attorneys' fees, costs and expenses hereunder irrespective of whether any Bond loss payment has been made by Surety. In any suit on this Agreement, Surety may recover its further expenses and attorneys's fees, including in-house attorneys' fees, costs and expenses incurred in such suit.

         F. If the Principal advises the Surety in a timely manner of its defenses relating to any claim arising out of any Bond written pursuant to this Agreement, and instructs the Surety not to pay or otherwise perform thereunder, based upon such defenses, the Under-signed agrees to indemnify, hold harmless and reimburse the Surety for any consequential or other damages- including but not limited to attorneys' fees (whether for outside attorneys or in-house counsel), legal costs, bad faith judgements, etc- which thereafter may arise.

4. DEFAULT - Principal shall be in Default with respect to a Contract for which Surety has issued a Bond if any of the following occur:

         A.       Principal breaches, abandons or repudiates any Contract.
         B.       Any Obligee declares Principal to be in Default.
         C. Principal fails to pay for any labor or materials when such payment is due.
         D.       Principal  diverts  any  Contract  funds  from one Contract to another, prior to the complete discharge of Surety.
         E.       Principal, or any of the Undersigned,  breaches any  provision of this Agreement.
         F. Principal, or any one of the Undersigned, becomes the subject of any Agreement or proceedings of competency, insolvency, bankruptcy, receivership, trusteeship, or assignment for creditors.
         G.       Principal, or any one of the Undersigned, becomes insolvent.
         H. Principal, (if any individual), dies, is adjudged mentally incompetent, convicted of a felony, becomes a fugitive from justice or disappears and cannot be located with the usual methods.

5. REMEDIES UPON DEFAULT - In the event of a Default, as defined above, Surety may at its option and sole discretion:

         A.       Take over any Contract and arrange for its completion.
         B. Take possession of the Principal's equipment, materials and supplies at the site of the work or elsewhere, and utilize the same for completion of any Contract.
         C. Take possession of the office equipment, books and records of Principal as are necessary for completion of any Contract.
         D. Loan such funds or guarantee a loan for such funds (prior to or after Default), as Surety shall deem necessary for the completion of any Contract and for the discharge of Surety in connection with any Contract. Repayment of such loan shall be the responsibility of the Undersigned.
         E. Immediately file suit to enforce the provisions of this Agree-ment.

6. COLLATERAL SECUTITY - If a claim is made against Surety, whether disputed or not, or if Surety deems it necessary to establish a reserve for potential claims, and upon demand from Surety, the Undersigned shall deposit with Surety cash or other property acceptable to Surety, as collateral security, in sufficient amount to protect Surety with respect to such claim or potential claims and any expenses or attorneys' fee. Such collateral may be held or utilized by Surety until it has received evidence of its complete discharge from such claim or potential claims, and until it has been fully reimbursed for all losses, expense, attorneys' fees and unpaid premiums. If said collateral, or collateral previously deposited with Surety, is deemed insufficient by Surety, the Undersigned agree to deposit additional or substitute collateral in an amount and type acceptable to Surety. This may include the Surety's demand for cash collateral in substitution for trust deed collateral.

The Undersigned further agrees to reimburse the Surety for all Attorney's fees, costs expenses, etc. including any in-house attorneys' fees, in the Surety's defense of any action brought by the Principal or indemnitors to effect the return of their collateral, if the court subsequently upholds the Surety's position in retaining that collateral.

7. ASSIGNMENT - As security for the performance of all of the provisions of this Agreement, the Undersigned hereby assign, transfer, pledge and covey to the Surety (effective as of the date of each such Bond or Bonds, but only in the event of Default referred to in preceding Section 4):

         A. All rights in connection with any Contract, including but not limited thereto:

                  1. All Subcontracts let in connection therewith and such sub-contractors' Surety Bond.

                  2. All machinery, plant, equipment or tools which shall be upon the site or sites of the work or elsewhere for the purpose of any Contract, including all material ordered for any Contract.

                  3. Any and all sums due or which may thereafter become due under any Contract and all other sums or sums due or to become due on all other Contracts, bonded or unbonded, in which any of the Undersigned have an interest.

                  4. All rights arising out of insurance policies, notes and accounts receivable, and courses of action.

8. POWER OF ATTORNEY - The Undersigned hereby irrevocable nominate, constitute, appoint and designate the Surety or its designee as their attorney-in-fact with the power, but not the obligation, to exercise all of the rights assigned, transferred and set over to the Surety by the Undersigned in this Agreement, and to make, execute and deliver any and all additional or other assignments, documents or papers, including but not limited to: the execution of instruments referred to in Section 7, the endorsement of checks or other instruments payable to any of the Undersigned deemed necessary and proper by the Surety in order to give full effect to the intent and meaning of the within assignment for the full protection intended to be given to the Surety under all other provisions of this Agreement. The undersigned hereby ratify and affirm all acts and actions taken and done by the Surety or its designee as attorney-in-fact.

9.       GENERAL PROVISIONS -

         A. The obligations of the Undersigned hereunder are joint and several. Surety may bring separate suits hereunder against any or all of the Undersigned as causes of action may accrue hereunder. Surety need not proceed first against the Principal.

         B. Undersigned will, on request to Surety, procure the discharge of Surety from any Bond, and all liability by reason thereof.

         C. Undersigned warrant that each of them is specifically and beneficially interested in obtaining each Bond and agree to pay the initial, renewal, and additional premiums thereon, including premiums based on overrun in contact price according to the Surety's current rate manual recognizing that the initial premium is fully earned upon execution of said Bond.

         D. Undersigned waive notice of: any Default, the making of a claim Surety, or Surety's loaning funds to Principal.

         E. Undersigned agree to give to Surety prompt notice of any facts which might give rise to any claim or suits against Surety upon any Bond.

         F. Surety shall have the right, as its option and in its sole discretion, to issue or cancel or decline the execution of any Bond, or renewal thereof, including a final Bond, when it has furnished a bid Bond.

         G. Surety may consent to any changes or alterations in a Contract or Bond, without affecting the liability hereunder of the Undersigned, including but not limited to riders extending the time of completion, or increases or decreases in the penal sum of the bond, Undersigned hereby agree to pay any additional premium resulting from said charges or alterations, without giving notice thereof to the indemnitors.

         H. Surety shall have every right, defense, or remedy which a personal Surety without compensation would have, including the right to exonera-tion.

         I. Until Surety is furnished with conclusive evidence of it dis-charge without loss from any Bonds, and until Surety has been otherwise fully indemnified as hereunder provided, Surety shall have the right of free access to the books, records and accounts of the Undersigned for the purpose of examining and copying them. The Undersigned hereby authorize third parties, including but not limited to depositories of funds of the Undersigned, to furnish to Surety any information requested by Surety in connection with any transaction. Surety may furnish any information, which it now has or may hereafter acquire concerning the Undersigned, to other persons, firms or entities for the purpose of procuring co-suretyship or reinsurance or of advising such persons, firms, or entitles as it may deem appropriate.

         J. If the executions of this Agreement by any of the Undersigned is found defective or invalid for any reason, such defect or invalidity shall not affect the validity of this Agreement with respect to any other of the Undersigned. The invalidity of any provision of this Agreement by reason of the law of any state or by any other reason shall not affect the validity of any other provision of this Agreement.

         K. The Surety may at its option, file or record this Agreement or any other document executed by any or all the Undesigned, individually or jointly, in connection with the application, issuance or execution of any Bond or Bonds, or renewal thereof, coming within the scope of this instrument as: a security agreement or as part of a financing statement or, as notice of its prior interest and assignment under provisions of the Uniform Commercial Code or any other statute, ordinance or regulation of any jurisdiction or government agency, world wide. The filing or recording of such document shall be solely at the option of the Surety. The failure to so file shall not release or discharge any of the obligations of the Undersigned under this Agreement.

         L. The Surety shall have the right to fill in any blanks left herein and to correct any errors in filling in any blanks herein.

         M. The Undersigned waive any defense that this instrument was executed subsequent to the date of any such Bond, admitting and covenanting that such Bond was executed pursuant to the Undersigned's request and in reliance on the Undersigned's promise to execure this instrument.

         N. This Agreement may not be changed or modified orally. No change or modification shall be effective unless specifically agreed to in writing.

         O. In the event any of the Undersigned shall fail to execute this instrument or become insolvent, or in the event any of the Undersigned who execute this Agreement shall be not bound for any reason, the other Undersigned shall, nevertheless, be bound hereunder for the full amount of the liability as aforesaid.

         P. Repeated actions may be maintained by Surety on this instrument as breaches occur without any former action operating as a bar to any subsequent action.

         Q. Wherever used in this instrument, the plural shall include the singular, the singular shall include the plural, and the neuter shall include both genders as the circumstances require.

         R. The liability of the Undersigned hereunder shall not be affected by: (a) the failure of the Principal to sign any bond, (b) any claim that other indemnity or security was to have been obtained, (c) the release of any indemnity, (d) the return or exchange of any collateral that may have been obtained.

         S. The Undersigned and their successors, executors and administ-rators agree to hold all money or other proceeds of a Contract, however received, as a rust for the benefit of Surety and to use such money or other proceeds for the purpose of performing the Contract and discharging the obligations of the Bond, and for no other purpose until the Bond is completely exonerated.

         T. Undersigned waive all right to claim any property, including homestead, as exempt from legal process in any action hereunder.


10. WAIVER OF NOTICE - Undersigned agree that the Surety need not give us, or any others, notice of any act, fact or information coming to the notice or knowledge of the Surety concerning or affecting it rights or liabilities under such bond or undersigned rights or liabilities hereunder, notice of all such being hereby expressly waived.

11. CREDIT RELATIONSHIP - Each of the Undersigned further affirms that they understand bonds are a credit relationship and hereby authorizes GALAXY
INTERNATIONAL INDEMNITY, A.V.V. or its authorized agents(s) to gather such credit information it considers necessary and appropriate for purposes of evaluating whether such credit should be effected or continued.

12. TERMINATION - This Agreement is a continuing obligation of the Undersigned unless terminated by written notice to Surety as hereinafter provided, and such termination by a particular Undersigned shall in no way affect the obligation of any other Undersigned who has not given such notice. The liability of the Undersigned hereunder as to the future Bonds of Principal shall not terminate by reason of the failure of Surety to disclose facts known about the Principal, even though such facts materially increases the risk beyond that which the Undersigned might intend to assume. Whether Surety may have reason to believe such facts are unknown to the Undersigned, or whether Surety may have reasonable opportunity to communicate such facts to the Undersigned, the Undersigned hereby waive notice of such facts. In order to terminate liability as to future Bonds of Principal, an Undersigned must:

         A. Give written notice of such termination by means of certified and/or registered mail to Surety at its Home Office at Sun Plaza, Suite 306, Lloyd G Smith Groulevard 160, Oranjestad, Aruba.

         B. State in such notice the effective date(not less than thirty days after receipt thereof by Surety) of termination of such Under-signed's liability for future Bonds.

After the effective date of such termination by giving notice, the Undersigned shall nonetheless be liable hereunder for:

         A. Bonds executed or authorized prior to such date, and renewals, substitutions and extensions thereof; and

         B. Bonds executed pursuant to a bid or proposal Bond executed or authorized prior to such date, and renewals, substitutions and extensions thereof, and

         C.       Any  maintenance or guarantee Bonds executed incidental to any
                  other  Bond  executed  prior  to  such  date,   and  renewals,
                  substitutions and extensions thereof.


13. The UNDERSIGNED represent to Surety that they have carefully read this entire Agreement and that there are no other agreements or understandings which in any way lessen or modify the obligations set forth herein.

IN WITNESS WHEREOF, the Undersigned who are individuals have hereunto set their hands and seals,and the Undersigned who are partnerships, corporations or unincorporated associations have caused this Agreement to be duly executed by their duly authorized representatives, all on the date aforesaid.

IN WITNESS WHEREOF, we have signed and sealed the day and year first above written.

----------------------------------------
INDIVIDUAL

----------------------------------------
INDIVIDUAL

----------------------------------------
INDIVIDUAL

----------------------------------------
INDIVIDUAL

                           INDIVIDUAL ACKNOWLEDGMENTS



COUNTRY OF
           --------------------------------

COUNTY OF
           --------------------------------

On this       day of                       , 1997, before me personally appeared
                                                       personally known to me or
proved to me on the basic of  satisfactory  evidence to be the person whose name
is subscribed to this instrument, and acknowledged to me that  he       executed
the same.

                                               ---------------------------------
                                                                   Notary Public
          SEAL




                           INDIVIDUAL ACKNOWLEDGMENTS


COUNTRY OF
           --------------------------------

COUNTY OF
           --------------------------------

On this       day of                       , 1997, before me personally appeared
                                                       personally known to me or
proved to me on the basic of  satisfactory  evidence to be the person whose name
is subscribed to this instrument, and acknowledged to me that  he       executed
the same.

                                               ---------------------------------
                                                                   Notary Public
          SEAL

                                  MASTER SURETY
                                    AGREEMENT
                          RESOLUTION AND CERTIFICATION


         WHEREAS, the Noreen G. Wilson and Vice President
                      (title of officer)   (title of officer)
of this Corporation have executed a certain MASTER SURETY AGREEMENT, AUTHORIZING EXECUTION OF GENERAL INDEMNITY AGREEMENT, copy of which is attached hereto and made a part hereof, in favor of GALAXY INTERNATIONAL INDEMNITY, A.V.V. protecting it in connection with its assuming suretyship as more fully described therein, said General Indemnity Agreement having been read at this meeting and fully considered and approved by the directors present; and

         WHEREAS, the said General Indemnity Agreement has been or will be accepted by GALAXY INTERNATIONAL INDEMNITY, A.V.V. upon the warranty of the said officers that this Corporation has such an interest in said suretyship as to empower it to make said General Indemnity Agreement.

         NOW, THEREFORE, BE IT RESOLVED, that the said officers of this Corporation be, and are hereby, authorized to execute on behalf of this Corporation the said General Indemnity Agreement, and that the acts of said officers of this Corporation who may have already executed said General Indemnity Agreement are hereby unanimously ratified and confirmed as the acts of this Corporation.

         BE  IT  FURTHER  RESOLVED  that  the  aforesaid  warranty,   that  this
Corporation has such an interest in said suretyship as to empower it to make said General Indemnity Agreement be, and it is hereby, ratified and confirmed as the warranty of this Corporation.

         I hereby certify that I am      Vice President
                                       (title of officer)
of ENVIRONMENTAL REMDEDIATION HOLDING CORP.                           , that the
      (name of Corporation)
above Resolution is a true and accurate copy of a resolution unanimously adopted by the Board of Directors at a meeting duly called and held on the 1st day of July , 1997, in the office of said Corporation, at which meeting a quorum of the Directors were present.

         IN WITNESS WHEREOF I have here unto set my hand and the Corporate seal of the Corporation, this 1st day of July , 1997.

         (AFFIX CORPORATE SEAL)           /s/ Noreen G. Wilson, Vice President
                                          President, (name and title of officer)

                                          /s/ James A. Griffin
                                          Corporate Secretary